                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              JULY 30, 1999



                             PC SERVICE SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                              0-23686                            52-1703687
    (State or other jurisdiction of          (Commission File Number)      (I.R.S. employer identification no.)
     incorporation or organization)

  2350 VALLEY VIEW LANE, DALLAS, TEXAS                                                    75234
(Address of principal executive offices)                                                (Zip Code)



                                 (972) 481-4000
              (Registrant's Telephone Number, Including Area Code)






          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 30, 1999, PC Service Source, Inc., a Delaware corporation (the "Company"), issued a press release announcing its adoption of an amendment to its stock repurchase program increasing the number of shares the Company is authorized to repurchase thereunder in the open market or through privately negotiated transactions from 600,000 to 1,000,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 -- Press Release, dated July 30, 1999, announcing the adoption of an amendment to the Company's stock repurchase program.*



--------------------
* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, PC Service Source, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 1999                PC SERVICE SOURCE, INC.



                                   By: /s/ ROBERT J. BOUTIN
                                      ------------------------------------------
                                       Robert J. Boutin,
                                       Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
99.1 -- Press Release, dated July 30, 1999, announcing the adoption of an amendment to the Company's stock repurchase program.*


--------------------
* Filed herewith.